NICHOLAS-APPLEGATE FUND, INC.

Nicholas-Applegate Growth Equity Fund

Supplement dated April 3, 2007 to the

Prospectus and Statement of Additional Information (SAI) dated February 28, 2007

James Li, Ph.D., CFA was erroneously identified as a portfolio manager of the Fund in the Prospectus and SAI.

All references and information pertaining to Mr. Li appearing in the section of the Prospectus entitled  “How the Fund is Managed – Portfolio Managers” are hereby deleted, and all references and information pertaining to Mr. Li appearing in Part I of the SAI are also hereby deleted.

LR00148